UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 26, 2004

The J. M. Smucker Company

(Exact Name of Registrant as Specified in Charter)

Ohio	1-5111	34-0538550

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Strawberry Lane
Orrville, Ohio	44667-0280

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 682-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.

The J. M. Smucker Company (NYSE: SJM) has issued a press release announcing that it intends to divest International Multifoods’ (Multifoods) U.S. foodservice and bakery products businesses. These businesses were reported as the Foodservice Products Segment by Multifoods’. The press release is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit
Number	Exhibit Description
99.1	Press Release, dated July 26, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY
	By:	/s/ Richard K. Smucker
Richard K. Smucker
Date: July 29, 2004		President, Co-Chief Executive Officer, and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	Press Release, dated July 26, 2004